Offerings - Offering: 1	Mar. 04, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	debt Securities
Amount Registered | shares	10,092
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 10,092,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,545.09
Offering Note	Fee per Rule 457(r)